Exhibit 10.6



Agreed terms document under the joint venture shareholders' agreement dated 14 October 2005 among Baltic Petroleum (E&P) Limited, Siberian Energy Group Inc. and Zauralneftegaz Limited






                            DATED 9th November 2005








                           (1)  ZAURALNEFTEGAZ LIMITED

                                  in favour of

                          (2)  CASPIAN FINANCE LIMITED








                                    DEBENTURE






                              COVINGTON & BURLING

               REGISTERED FOREIGN LAWYERS AND SOLICITORS - LONDON
                                LONDON WC2R 1BH

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                                TABLE OF CONTENTS

1.     DEFINITIONS AND INTERPRETATION                                          2

2.     COVENANT TO PAY                                                         5

3.     GRANT OF SECURITY                                                       5

4.     COLLECTING RECEIVABLES                                                  8

5.     NEGATIVE PLEDGE AND OTHER RESTRICTIONS                                  8

6.     FURTHER ASSURANCE                                                       9

7.     CONTINUING SECURITY                                                     9

8.     INSURANCE                                                               9

9.     PROPERTY OBLIGATIONS                                                    9

10.     LEASES, POSSESSION, CONSOLIDATION OF MORTGAGES                        10

11.     POWERS OF SALE, LEASING AND ACCEPTING SURRENDERS                      10

12.     APPOINTMENT OF A RECEIVER OR AN ADMINISTRATOR                         10

13.     POWER OF ATTORNEY                                                     14

14.     COSTS, CHARGES AND LIABILITIES                                        14

15.     SET-OFF                                                               15

16.     FOREIGN CURRENCIES                                                    15

17.     TRANSFER AND DISCLOSURE                                               15

18.     FORBEARANCE AND SEVERANCE                                             15

19.     COMMUNICATIONS                                                        16

20.     LAW AND JURISDICTION                                                  16

21.     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999                          17

22.     COUNTERPARTS AND COMMENCEMENT                                         17

THIS  DEBENTURE  is  dated   9th November 2005

BETWEEN:

(1) ZAURALNEFTEGAZ LIMITED, a company incorporated in England and Wales under company number 5525360 and whose registered office is at c/o Gilchrist Solicitors, 18b Charles Street, London W1J 5DU, United Kingdom (the "CHARGOR"); and

(2) CASPIAN FINANCE LIMITED, a company incorporated in England and Wales under company number 5530897 and whose registered office is at c/o Salans, Millennium Bridge House, 2 Lambeth Hill, London EC4V 2AJ, United Kingdom (the "LENDER").

BACKGROUND

(A) Pursuant to a loan agreement of even date herewith (the "LOAN AGREEMENT") made between the Lender and the Borrower, the Lender has agreed to make a loan facility available to and for the benefit of the Borrower.

(B) Pursuant to a Guarantee of even date herewith (the "GUARANTEE") given by the Chargor to the Lender, the Chargor has agreed to guarantee the Borrower's obligations to the Lender under the Loan Agreement.

(C) The Chargor has agreed to enter into this deed to secure its obligations to the Lender under the Guarantee.

1.   DEFINITIONS  AND  INTERPRETATION

1.1  In this deed, unless the context otherwise requires:

     "ASSETS" means all of the Chargor's undertaking, property, assets, rights and revenues, whatever and wherever in the world, present and future, and includes each or any of them;

     "BORROWER" means OOO Zauralneftegaz, a limited liability company incorporated under the laws of the Russian Federation under the main state registration number (ORGN) 1024500513950, located at 27 Lenin Street, Kurgan, 64000, Kurgan Oblast, Russian Federation;

     "BORROWER INTERESTS" means all of the following: (i) the 100 per cent. participatory interest of the Chargor in the Borrower with a nominal value of 10,000 Russian rubles that the Chargor now has or holds or hereafter has, holds, acquires, possesses or becomes entitled to, including, without limitation, those limited liability company interests as specified in
     Schedule 2 in more detail; (ii) all Certificates; (iii) all agreements entered into in substitution or replacement for or in addition to any of the foregoing, and any agreement representing or evidencing such participatory interests; and (iv) all book-entries and entitlements relating to any of the foregoing;

     "BUSINESS DAY" means a day which is not a Saturday or Sunday or a bank or public holiday in England and Wales;

     "CERTIFICATES"   means   all   certificates   and  instruments  evidencing,
     documenting or representing the Borrower Interests, if any;

     "DEFAULT RATE" means the 2% per annum above the cost to the Lender as certified by the Lender of funding the relevant amount on the London Interbank Market for such period or consecutive periods as the Lender in its sole discretion may select;

     "ENFORCEMENT EVENT" means any event set out in clause 12.1;

     "FINANCE DOCUMENTS" means the Loan Agreement, the Guarantee, the Joint Venture Agreement, this deed and all agreements, instruments and other documents delivered under any of the foregoing or in connection therewith;

     "FLOATING CHARGE ASSETS" means those of the Chargor's Assets that are for the time being comprised in the floating charge created by clause 3.1(c), but only insofar as concerns that floating charge;

     "GROUP" means the Chargor and each company which is now or in the future a subsidiary undertaking of the Chargor or the Chargor's parent undertaking (as defined by section 258 of the Companies Act 1985);

     "GUARANTEE" means the guarantee of even date herewith given by the Chargor to the Lender in respect of the Borrower's obligations under the Loan Agreement;

     "INTELLECTUAL PROPERTY" means all patents (including supplementary protection certificates), utility models, registered and unregistered trade marks (including service marks), rights in passing off, copyright, database rights, registered and unregistered rights in designs (including in relation to semi conductor products) and in each case, any extensions and renewals of, and any applications for, these rights;

     "INTELLECTUAL  PROPERTY  RIGHTS"   means   the   Chargor's   Intellectual
     Property and all other intellectual property rights and other rights, causes of action, interests and assets comprised in clause 3.1(b)(vi);

     "JOINT  VENTURE  AGREEMENT"   means   the   joint   venture   shareholders'
     agreement dated October 2005 among Baltic Petroleum (E&P) Limited, Siberian Energy Group Inc. and the Chargor;

     "LAND" includes freehold and leasehold, and any other estate in land and (outside England and Wales) immovable property and in each case all buildings and structures upon and all things affixed to Land (including trade and tenant's fixtures);

     "LOAN AGREEMENT" means the loan agreement of even date herewith entered into between the Borrower and the Lender;

     "PERMITTED SECURITY" any lien arising in the ordinary course of trading, any retention of title rights in favour of a supplier or other third party arising in the ordinary course of business, any rights of set off arising in the ordinary course of business and any security interests over any assets acquired after the date hereof in the ordinary course of business where such security interest existed over such asset prior to its acquisition by the Chargor and was not created in contemplation of the acquisition of that asset by the Chargor;

     "RECEIVABLES" means, all sums of money receivable by the Chargor now or in the future consisting of or payable under or derived from any Assets referred;

     "RECEIVER" means every person the Lender may appoint as a receiver and manager under clause 12, including any substituted receiver and manager;

     "RELATED RIGHTS" means, in relation to any Securities, all assets deriving from such Securities including all allotments, accretions, rights, dividends, interest or other property whether of a capital or income nature, accruing, offered, issued or deriving at any time by way of dividend, bonus, preference, redemption, exchange, purchase, substitution, conversion, consolidation, subdivision, preference, option or otherwise attributable to any Securities or incidental to any such Securities or any Related Rights previously described;

     "SECURED LIABILITIES" means all monies obligations and liabilities whatsoever whether for principal interest or otherwise in whatever currency which may now or at any time in the future be due owing or incurred by the Chargor to the Lender under or in connection with the Finance Documents or otherwise, whether actual or contingent and whether alone, severally or jointly as principal, guarantor, surety or otherwise and in whatever name or style and whether on any current or other account or in any other manner whatsoever; and

     "SECURITIES" means all shares, stocks, debentures, debenture stock, bonds, warrants, options, coupons or other securities and investments of any kind whatsoever owned by the Chargor, including, for the avoidance of doubts, the Borrower Interests, (including rights to subscribe for, convert into or otherwise acquire the same) whether marketable or otherwise, and all other interests (including loan capital) now or in the future owned by the Chargor from time to time in any company, firm, consortium or entity wherever situate.

1.2 References to clauses and schedules are to the clauses and schedules to this deed.

1.3 Clause headings are inserted for ease of reference only and are not to affect the interpretation of this deed.

1.4 Except to the extent the context otherwise requires any reference in this document to "THIS DEED" and any other document referred to in it includes any document expressed to be supplemental to or collateral with or which is entered into pursuant to or in accordance herewith or therewith and shall be deemed to include any instruments amending, varying, supplementing, novating or replacing the terms of any such documents from time to time.

1.5 References to a person are to be construed to include corporations, firms, companies, partnerships, individuals, associations, states and administrative and governmental and other entities whether or not a separate legal entity.

1.6 References to any person are to be construed to include references to that person's successors, transferees and assigns whether direct or indirect.

1.7 References to any statutory provision are to be construed as references to that statutory provision as amended supplemented, re-enacted or replaced from time to time (whether before or after the date of this deed) and are to include any orders, regulations, instruments or other subordinated legislation made under or deriving validity from that statutory provision.

1.8 The words "OTHER" and "OTHERWISE" are not to be construed ejusdem generis with any foregoing words where a wider construction is possible.

1.9 The words "INCLUDING" and "IN PARTICULAR" are to be construed as being by way of illustration or emphasis only and are not to be construed as, nor shall they take effect as, limiting the generality of any foregoing words.

1.10 In construing this deed general words introduced by the word "OTHER" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things and general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

1.11 The perpetuity period applicable to the trusts created by this deed is 80 years.

2.   COVENANT  TO  PAY

2.1 The Chargor hereby unconditionally and irrevocably, as primary obligor and not merely as surety, covenants with the Lender that it will on demand pay and/or discharge the Secured Liabilities when due to the Lender.

2.2 The Chargor shall pay interest to the date of payment or discharge (notwithstanding any demand or any judgment obtained by the Lender or the liquation or administration of or any arrangement or composition with creditors by the Chargor) at the rate or rates applicable under the agreements or arrangements giving rise to the relevant obligations or liabilities or, if no such rate or rates are specified, at the Default Rate upon such days and upon such terms as the Lender may from time to time determine. Such interest shall be compounded in the event of it not being punctually paid in accordance with the usual practice of the Lender but without prejudice to the right of the Lender or require payment of such interest.

2.3 All sums payable by the Chargor under this deed shall be paid without any set-off, counterclaim, withholding or deduction whatsoever unless required by law in which event the Chargor will simultaneously with making the relevant payment under this deed pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount which would otherwise have been receivable and will supply the Lender promptly with evidence satisfactory to the Lender that the Chargor has accounted to the relevant authority for the sum withheld or deducted.

3.   GRANT  OF  SECURITY

3.1 By executing this deed the Chargor charges to the Lender with full title guarantee and as a continuing security for the payment, performance and discharge of all the Secured Liabilities the following assets, both present and future, from time to time to the extent owned by it or to the extent in which it has an interest:

     (a) by way of first equitable mortgage, all of its Securities and, if and to the extent not effectively assigned by clause 3.2, all Related Rights relating to all its Securities;

     (b)  by way of fixed charge:

          (i) all Land which is now, or in the future becomes, the property of the Chargor;

          (ii) all plant and machinery now or in the future attached to any Land;

          (iii) all rental and other income and all debts and claims which are due or owing to the Chargor now or in the future under or in connection with any lease, agreement or licence relating to Land;

          (iv) all insurance and assurance contracts and policies now or in the future held by or otherwise benefiting the Chargor:

               (a) which relate to Assets themselves subject to a fixed charge in favour of the Lender; or

               (b) which are now or in the future deposited by the Chargor with the Lender; together with all such rights and interests as the Chargor may have in these contracts and policies (including the benefit of all claims arising and all money payable under them);

          (v) all the goodwill of the Chargor and uncalled share capital for the time being;

          (vi) all Intellectual Property Rights present and future, including any Intellectual Property to which the Chargor is not absolutely entitled or to which the Chargor is jointly entitled together with others;

          (vii) the benefit of all agreements and licences now or in the future entered into or enjoyed by the Chargor relating to the use or exploitation of any Intellectual Property in any part of the world;

          (viii) all trade secrets, confidential information and know how owned or enjoyed by the Chargor now or in the future in any part of the world;

          (ix) all of its rights (including against third parties) and benefits in and to the Receivables, to the extent that they do not fall within any other paragraph of this clause 3.1;

          (x) all other debts now or in the future owing to the Chargor save for those arising on fluctuating accounts with associates (as defined in section 53(3) of the Companies Act 1989);

          (xi) the benefit of all instruments, guarantees, charges, pledges and other rights now or in the future available to the Chargor as security in respect of any Asset itself subject to a fixed charge in favour of the Lender;

     (c) by way of floating charge all Assets which are not effectively charged by the fixed charges detailed above, but so that the Chargor shall not without the Lender's prior written consent:

          (i) take any step referred to in clause 5.1 with respect to any of the Floating Charge Assets; or

          (ii) sell, transfer, part with or dispose of any of the Floating Charge Assets except by way of sale in the ordinary course of business.

3.2 The Chargor with full title guarantee and as a continuing security for the payment, performance and discharge of the Secured Liabilities hereby assigns absolutely (in each case to the fullest extent capable of assignment) by way of security to the Lender all of its present and future rights, title and interest in and to (to the extent that the Chargor is interested therein) the Related Rights (including any rights, title and interest that relate to the Borrower Interests) and all monies which at any time may be or become payable to it pursuant to the terms of any contract or licence and the proceeds of any claims, awards and judgments which may at any time be receivable or received by it pursuant thereto.

3.3 The Lender may at any time crystallise any floating charge created in clause 3.1(c) into a fixed charge, or subsequently reconvert it into a floating charge, by notice in writing given at any time by the Lender to the Chargor in relation to any or all Floating Charge Assets, as the Lender may specify in the notice.

3.4  Subject to the rights of any prior mortgagee, the Chargor must:

     (a) deposit with the Lender for retention by it, all title deeds and documents relating to all Assets charged by way of fixed charge under clause 3.1, including insurance and assurance policies; and

     (b) execute and deliver to the Lender such documents and transfers as the Lender may require at any time to constitute or perfect an equitable or legal charge or a pledge (at the option of the Lender) over the Securities, including uncertificated Securities, within any clearing, transfer, settlement and/or depositary system, and give any instructions and take any actions the Lender may require to achieve this.

3.5  Unless  and  until  this  deed  becomes  enforceable:

     (a) the Chargor may continue to exercise all voting and other rights attaching to Securities as long as it remains their registered owner; and

     (b) if Securities are registered in the name of the Lender's nominee, all voting and other rights attached to them will be exercised by the nominee in accordance with the instructions that the Chargor issues from time to time. In the absence of instructions, the nominee will refrain from exercising any of these rights.

3.6 Any mortgage, fixed charge or other fixed security which the Chargor creates in favour of the Lender will have priority over the floating charge created by clause 3.1(c) unless the Lender states otherwise on or after its creation.

3.7 Any debentures, mortgages or charges (fixed or floating) which the Chargor creates in the future (except those in favour of the Lender) shall be expressed to be subject to this deed and shall rank in order of priority behind the charges created by this deed.

4.   COLLECTING  RECEIVABLES

4.1 The Chargor must collect and realise all its Receivables in the ordinary course of business and immediately on receipt pay all money which it receives in respect of them into its Lender account with the Lender, or into any other account designated by the Lender, in each case on such terms as the Lender may direct. Pending that payment, the Chargor will hold all money so received upon trust for the Lender. The Chargor may, without the prior written consent of the Lender, charge, factor, discount, assign, postpone, subordinate or waive its rights in respect of any Receivable in favour of any other person or purport to do so.

4.2 If a credit balance on any account held by the Chargor with the Lender includes proceeds of Receivables credited or transferred to that account the Lender shall have an absolute discretion whether to permit or refuse to permit the Chargor to utilise or withdraw that credit balance and the Lender may in its sole discretion at any time transfer all or any part of that credit balance to any other account held by the Chargor with the Lender or to an account in the Lender's own name.

4.3 If the Lender releases, waives or postpones its rights in respect of any Receivables for the purpose of enabling the Chargor to factor, discount or otherwise sell them to the Lender or to a third party, the charges created by this deed will in all other respects remain in full force and effect. In particular, all amounts due to the Chargor from the Lender or the third party and any Receivables re-assigned or due to be re-assigned to the Chargor will be subject to the relevant fixed charge detailed in clause 3.1(b) subject only to any defences or rights of retention or set-off which the Lender or the third party may have against the Chargor.

5.   NEGATIVE  PLEDGE  AND  OTHER  RESTRICTIONS

The  Chargor  may  not,  except  with  the  prior written consent of the Lender:

5.1 create or attempt to create any fixed or floating security of any kind or any trust over any of its Assets, or permit any lien (other than a lien arising by operation of law in the ordinary course of business and save for Permitted Security) to arise or subsist over any of its Assets, in any such case ranking in priority to or pari passu with the security created hereunder; or

5.2 sell, assign, lease, license or sub-license, or grant any interest in, its Intellectual Property Rights, or purport to do so, or part with possession or ownership of them, or allow any third party access to them or the right to use any copy of them.

6.   FURTHER  ASSURANCE

The Chargor shall if so demanded by the Lender in writing execute and deliver to the Lender at the cost of the Chargor, any document that the Lender may require further to secure the payment of the Secured Liabilities, or to create, enhance or perfect any fixed security, intended to be created by this deed, over any of the Assets, or to give full effect to this deed, or to vest title, in accordance with this deed, to any of the Assets in the Lender or the Lender's nominee or any purchaser.

7.   CONTINUING  SECURITY

This deed will remain a continuing security in favour of the Lender regardless of any settlement of account or any other matter whatever and shall be without prejudice and in addition to every other right, remedy or security which the Lender may have now or in the future in respect of any of the Assets for the payment of any Secured Liabilities.

8.   INSURANCE

8.1 The Chargor shall insure all of its insurable Assets, and shall procure that each of its subsidiaries shall insure its undertaking, property, assets, rights and revenues, with an insurance office or underwriter acceptable to the Lender, in such manner and to such extent as is reasonable and customary for a business engaged in the same or a similar business to that carried on by the Chargor or the relevant subsidiary and in the same or similar localities or as the Lender may reasonably require.

8.2 The Chargor must, and shall procure that each of its subsidiaries shall, punctually make all premium and other payments necessary to effect or maintain these insurances and produce receipts for these payments on the Lender's request. If, at any time the Chargor or any of its subsidiaries fails to have the required insurance cover in place or to produce any receipt on request or to deposit any policy with the Lender under clause
     3.4 or on request, the Lender may take out or renew any insurance in any sum and on any terms as the Lender may think appropriate.

9.   PROPERTY  OBLIGATIONS

The  Chargor  must  at  all  times:

9.1 keep all buildings and all fixtures, charged under this deed in good repair and condition provided that in relation to any buildings which are held under a lease the Chargor shall be under any greater obligation under this clause than shall be imposed on it under such lease; and

9.2 keep all plant and machinery and other tangible moveable property charged under this deed in good and serviceable condition (fair wear and tear excepted and allowing for replacement and redundancy) provided that in relation to any such plant, machinery and other tangible moveable property which is leased, subject to a hire-purchase agreement or rented, the Chargor shall be under any greater obligation under this clause than shall be imposed on it under any relevant leasing, hire-purchase, rental or similar agreement.

10.  LEASES,  POSSESSION,  CONSOLIDATION  OF  MORTGAGES

10.1 The Chargor may not without the prior written consent of the Lender exercise any power of leasing, or accepting surrenders of leases of, any of its Land, or (unless obliged to do so by law) extend, renew or vary any lease or tenancy agreement or give any licence to assign or underlet.

10.2 The Chargor may not part with possession (otherwise than on the determination of any lease, tenancy or licence granted to the Chargor) of any of its Land or share the occupation of it with any other person, or agree to do so, without the prior written consent of the Lender.

10.3 Section 93 of the Law of Property Act 1925, dealing with consolidation of mortgages, will not apply to this deed.

11.  POWERS  OF  SALE,  LEASING  AND  ACCEPTING  SURRENDERS

11.1 Section 103 of the Law of Property Act 1925 will not apply to this deed, but the statutory power of sale (as between the Lender and a purchaser from the Lender) will arise on and be exercisable at any time after the execution of this deed. However, the Lender will not exercise this power of sale until this deed has become enforceable in accordance with clause 12.1. This provision will not affect any purchaser or require him to ask whether it has become enforceable.

11.2 The Lender's statutory powers of sale, leasing and accepting surrenders are extended to allow the Lender (whether in the name of the Chargor or in the name of the Lender) to grant a lease or leases of any Land vested in the Chargor or in which the Chargor has an interest with any rights relating to other Land and containing any covenants on the part of the Chargor and any terms and conditions that the Lender may think fit.

11.3 The Lender's statutory power of sale is extended to allow the Lender to sever any fixtures from Land and sell them separately.

11.4 All powers of a Receiver under this deed may be exercised by the Lender to the full extent permitted by law after it has become enforceable in accordance with clause 12.1, whether as attorney of the Chargor or otherwise, and whether or not a Receiver or administrator has been appointed.

12.  APPOINTMENT  OF  A  RECEIVER  OR  AN  ADMINISTRATOR

12.1 The  following  events  shall  constitute  Enforcement  Events:

     (a) the occurrence of an Event of Default (as defined in the Loan Agreement) which is continuing and which has not been remedied or waived in accordance with the terms of the Loan Agreement;

     (b) if the Chargor fails to pay any sums payable by it from time to time to the Lender on the due date therefore or fails to comply with any term, condition, covenant or other provisions of this deed or of any facility from the Lender or any related security document including but not exclusive to the Finance Documents or to perform any of its obligations or liabilities to the Lender or if any representation or warranty from time to time made to the Lender by the Chargor is or becomes incorrect or misleading in a material respect;

     (c) if an encumbrancer takes possession of or a trustee, receiver or similar officer is appointed in respect of all or any part of the business or assets of the Chargor or a distress execution attachment or other legal process is levied or enforced upon or sued out against all or any substantial part of such assets and is not discharged within 10 days;

     (d) if the Chargor is deemed unable to pay its debts or commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors;

     (e) if the Chargor takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution or reorganisation (otherwise than for the purposes of an amalgamation or reconstruction whilst solvent on terms previously approved in writing by the Lender) or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of all or a material part of its revenues and assets;

     (f) if the Chargor suspends or threatens to suspend a substantial part of its business operations (otherwise than for the purposes of a reconstruction or amalgamation on terms previously approved in writing by the Lender) or any governmental authority permits or procures or threatens to permit or procure any reorganisation, transfer or expropriation (whether with or without compensation) of a substantial part of the business or assets of the Chargor;

     (g) if any guarantee, indemnity or other security for any of the Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or in the opinion of the Lender is in jeopardy invalid or unenforceable or if this deed or the security created by or is disputed or in the opinion of the Lender is in jeopardy;

     (h) if at any time it is or becomes unlawful for the Chargor to perform or comply with any or all of its obligations under this deed, the Finance Documents or any of such obligations of the Chargor are not or cease to be legal, valid, binding and enforceable; or

     (i) if in the opinion of the Lender a material adverse change occurs in thefinancial condition, results of operations or business of the Chargor.

12.2 Paragraph 14 of Schedule B1 to the Insolvency Act 1986 shall apply to this deed. If any Enforcement Event shall occur and be continuing, or if requested by the Chargor, the Lender may appoint by writing insofar as permitted by law, any person or persons to be a receiver and manager of all or any of the Assets or an administrator or administrators of the Chargor and this deed shall in any of such events become immediately enforceable.

12.3 Where the Lender appoints more than one person as Receiver or administrator, they shall have power to act separately unless the Lender specifies to the contrary in the appointment.

12.4 The Lender may from to time determine the remuneration of the Receiver.

12.5 Once a Receiver is appointed, the Lender will not be precluded from making any subsequent appointment of a Receiver over any Assets, whether or not any Receiver previously appointed continues to act.

12.6 The Receiver will be the agent of the Chargor which will be solely liable for his acts, defaults and remuneration unless it goes into liquidation, after which he shall act as principal and not become the Lender's agent.

12.7 The Receiver will be entitled to exercise all the powers set out in Schedules 1 and 2 to the Insolvency Act 1986. In addition, but without limiting these powers (and without prejudice to the Lender's own powers), the Receiver will have power with or without the concurrence of others:

     (a) to sell, let, lease or grant licences of, or vary the terms or terminate or accept surrenders of leases, tenancies or licences of, all or any of the Assets, or grant options over them, on any terms the Receiver thinks fit in his absolute discretion; and any sale or disposition may be for cash, payable in a lump sum or by instalments, or other valuable consideration;

     (b)  to sever any fixtures from Land and/or sell them separately;

     (c) to promote a company to purchase all or any Assets or any interest in them;

     (d) to make and effect all repairs, renewals and improvements to the Assets and effect, renew or increase insurances on the terms and against the risks that he thinks fit;

     (e) to exercise all voting and other rights attaching to Securities and investments generally;

     (f) to redeem any prior encumbrance and settle and pass the accounts of the encumbrancer so that all accounts so settled and passed will (except for any manifest error) be conclusive and binding on the Chargor and the money so paid will be deemed to be an expense properly incurred by the Receiver;

     (g) to pay all proper charges as may be incurred by the Lender for time spent by the Lender's employees and agents in dealing with matters raised by the Receiver or relating to the receivership; and

     (h) to do all other acts and things which he may consider incidental or conducive to any of the above matters or powers or to the preservation, improvement or realisation of the Assets.

12.8 Neither the Lender nor the Receiver will be liable to account as mortgagee in possession or otherwise for any money not actually received by the Lender or the Receiver.

12.9 Subject to section 45 of the Insolvency Act 1986, the Lender may at any time remove a Receiver from all or any of the Assets of which he is the Receiver.

12.10 If at any time after the security constituted by this deed has become enforceable, the following provisions shall apply in relation to any of the Assets situated in the Russian Federation, including, for avoidance of doubt, the Borrower Interests (the "RUSSIAN ASSETS"):

     (a) The Lender may (but will not be obliged to) levy execution on the Russian Assets without any requirement to initiate any court or other proceedings or to obtain any court or other order or judgment, and may exercise its rights and powers under this deed cumulatively with all rights and powers permitted by applicable law and/or by this deed.

     (b) The Lender may (but will not be obliged to) levy execution on the Russian Assets and in such case the Lender shall give a notice to such party indicating that it has elected to effect the sale of the Russian Assets and shall be entitled:

          (iii) to sell all or any part of the Russian Assets pursuant to the procedures set forth in Schedule 1 or in any other manner permitted by applicable law;

          (iv) to bring or defend claims before any authority, submit to arbitration, conduct negotiations and terminate, withdraw and settle any suits, claims, disputes and other matters, whether before any authority, arbitrator or otherwise in respect of all or any of the Russian Assets in the Chargor's name or otherwise;

          (v) to collect, recover or compromise and to give a good discharge for any monies payable to the Chargor in respect of all or any portion of the Russian Assets;

          (vi) to require an assignment or other effective transfer by the Chargor of its rights to all or any portion of the Russian Assets; and

          (vii) to the extent necessary to enforce the rights of the Lender under this deed, give all consents, waivers and ratifications in respect of the Russian Assets, do all acts and things and execute all documents which the Chargor could itself do in relation to any of the Russian Assets.

     (c) The Chargor hereby agrees that the Lender (or any trustee, agent or other person acting on its behalf) shall be entitled to proceed against or enforce any other rights or security or claim for payment from any person before proceeding to enforce its rights hereunder.

12.11 Notwithstanding anything in this deed to the contrary, if the Lender elects, in its sole discretion, not to levy execution on the Russian Assets as provided for above, then the Chargor hereby agrees and covenants with the Lender that, upon the request of the Lender, the Chargor shall enter into an agreement or agreements, including in the form of a novation, set-off, assignment or accord and satisfaction agreement, with the Lender or any person designated by the Lender for the purpose of transferring or otherwise disposing of the Russian Assets (or a specified portion thereof), and any such agreement shall be in form and substance satisfactory to the Lender, provided that, for the purpose of such arrangements, the value of the Russian Assets shall be equal to the starting price determined pursuant to the procedure set forth in Schedule 1 (unless the parties hereto agree in writing otherwise).

12.12 The Chargor agrees that it shall create and maintain a corporate pledge book as required by the Russian Federation Federal Law # 2872-I
     (1992) within 10 days from the date hereof and issue an extract from the said corporate pledge book certifying that the Borrower Interests have been pledged in favour of the Lender and forthwith on demand produce such certificates during the validity hereof.

13.  POWER  OF  ATTORNEY

The Chargor, by way of security, irrevocably appoints the Lender (whether or not a Receiver or administrator has been appointed) and any Receiver separately as its attorney (with full power to appoint substitutes and to delegate) with power in the name or on behalf of the Chargor and as the act and deed of the Chargor or otherwise to execute and deliver and otherwise perfect any agreement, assurance, deed, instrument or document, and to perform any act which may be required of the Chargor or may be deemed by the attorney necessary or desirable for any purpose of this deed, or, following this deed, to create, enhance or perfect any fixed security over any of the Assets or, following this deed becoming enforceable in accordance with clause 12.2, to convey or transfer legal ownership of any Assets.

14.   COSTS,  CHARGES  AND  LIABILITIES

14.1 The Chargor will be responsible for all costs, charges and liabilities (including all professional fees and disbursements and Value Added Tax and/or any similar tax) and all other sums paid or incurred by the Lender and/or any Receiver under or in connection with this deed. The Lender may recover them from the Chargor on a full indemnity basis as a debt payable on demand and debit them without notice to any accounts held by the Chargor with the Lender. They will attract interest and be charged on the Assets.

14.2 The costs which may be recovered from the Chargor by the Lender and/or any Receiver under this deed include without limitation:

     (a) all costs incurred by the Lender in preparing and administering this deed or perfecting the security created by it;

     (b) all costs (whether or not allowable on a taxation by the Court) of all proceedings to enforce this deed or to recover or attempt to recover any of the Secured Liabilities;

     (c) all money spent and all costs arising out of the exercise of any power, right or discretion conferred by this deed; and

     (d) all costs and losses arising from any default by the Chargor in the payment when due of any of the Secured Liabilities or the performance of the obligations of the Chargor under this deed.

15.  SET-OFF

At any time after the security under this deed shall have become enforceable in accordance with clause 12.2, the Lender may apply all or any of that money in satisfaction of all or part of the Secured Liabilities as the Lender may select (whether presently payable or not) and may also use that money to purchase any other currency required for this purpose.

16.  FOREIGN  CURRENCIES

If under any applicable law or regulation or pursuant to a judgment or order being made or registered against the Chargor or the liquidation of the Chargor or without limitation for any other reason any payment under or in connection with this deed is made or falls to be satisfied in a currency (the "PAYMENT CURRENCY") other than the currency in which such payment is expressed to be due under or in connection with this deed (the "CONTRACTUAL CURRENCY") then to the extent that the amount of such payment actually received by the Lender when converted into the contractual currency at the rate of exchange falls short of the amount due under or in connection with this deed the Chargor as a separate and independent obligation shall indemnify and hold harmless the Lender against the amount of such shortfall. For the purposes of this clause "RATE OF EXCHANGE" means the rate at which the Lender is able on or about the date of such payment to purchase, in accordance with its normal practice, the contractual currency with the payment currency and shall take into account (and the Chargor shall be liable for) any premium and other costs of exchange including any taxes or duties incurred by reason of any such exchange.

17.  TRANSFER  AND  DISCLOSURE

17.1 The Lender may at any time transfer all or any part of its rights under this deed and the Secured Liabilities to any person or otherwise grant an interest in them to any person.

17.2 The Lender may also at any time disclose any information about the Chargor, this deed and the Secured Liabilities to:

     (a)  any company associated with Lender;

     (b) any prospective or actual transferee or grantee referred to in clause 17.1; and

     (c) any other person considered by the Lender to be concerned in the relevant or prospective transaction.

18.   FORBEARANCE  AND  SEVERANCE

18.1 No delay or omission on the part of the Lender in exercising any right, power or privilege under this deed will impair it or be construed as a waiver of it. A single or partial exercise of any right, power or privilege will not in any circumstances preclude any other or further exercise of it or the exercise of any other right, power or privilege.

18.2 If any provision of this deed is or becomes invalid or unenforceable, the remainder of it shall not be affected and each provision shall be valid and enforceable to the fullest extent permitted by law.

19.  COMMUNICATIONS

19.1 Every notice demand or other communication under this deed shall be in writing and may be delivered personally or by letter, telex or facsimile transmission despatched by the Lender to the Chargor to its address or to the numbers specified below:

The Lender
----------
Caspian Finance Limited          Attn:               Fax:
c/o Salans
Millennium Bridge House          Joel McDonald       +44 (0) 20 7429 6001
2 Lambeth Hill
London EC4V 2AJ
United Kingdom
-----------------------          --------------      --------------------

TheChargor
----------

Zauralneftegaz Limited           Attn:               Fax:
c/o Gilchrist Solicitors
18b Charles Street               Company Secretary   +44 (0) 20 7667 6471
London W1J 5DU
United Kingdom
------------------------         -----------------   --------------------

19.2 Every notice, demand or other communication shall be deemed to have been received (if sent by post) twenty-four hours after being posted first class postage prepaid (if posted from and to an address within the United Kingdom) or 5 working days after being posted prepaid airmail and (if delivered personally or despatched by telex subject to receiving the correct telex answerback or by facsimile transmission) at the time of delivery or despatch if during normal business hours in the place of intended receipt on a working day in the place of intended receipt and otherwise at the opening of business in that place on the next succeeding such working day.

20.  LAW  AND  JURISDICTION

20.1 This deed is governed by and shall be construed in accordance with English law.

20.2 The Chargor irrevocably agrees for the exclusive benefit of the Lender that the courts of England shall have exclusive jurisdiction to hear and determine any suit action or proceeding and to settle any dispute which may arise out of or in connection with this deed and for such purposes irrevocably submits to the jurisdiction of such courts.

20.3 Nothing contained in this clause shall limit the right of the Lender to take proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of any such proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not (unless precluded by applicable law).

20.4 The Chargor irrevocably waives any objection which it may have now or in the future to the courts of England being nominated for the purpose of this clause on the ground of venue or otherwise and agrees not to claim that any such court is not a convenient or appropriate forum.

21.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

21.1 Except as expressly provided in this deed, the parties do not intend that any term of this deed shall be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 or otherwise by any person who is not a party.

21.2 The parties may rescind, vary, waive, restore, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this deed without the consent of any person who is not a party.

22.  COUNTERPARTS  AND  COMMENCEMENT

22.1 This deed may be executed in any number of counterparts and by different parties to it in separate counterparts, each of which when executed and delivered shall be an original. All such counterparts will together constitute one and the same instrument.

22.2 This deed shall come into effect on the date inserted by the Lender on the front page and shall be binding on all those that have executed and delivered it, notwithstanding that any one or more companies that were intended to execute it may not do so or may not be effectually bound.

IN WITNESS WHEREOF, the Chargor has executed and delivered this debenture as a deed the day and year first before written and, before such delivery, this debenture has been signed on behalf of the Lender.

       SCHEDULE 1 - PROCEDURES FOR LEVY OF EXECUTION OF THE RUSSIAN ASSETS

1. The Lender may (as specified in clause 12.10 of this deed) sell all or any part of the Russian Assets at public auctions organised by the Lender or by an organisation that specializes in coordinating such auctions (a "SPECIALISED ORGANISATION") in accordance with applicable law. In the event that all of the Russian Assets are not sold at the first such auction, the Lender may in its sole discretion enter into an agreement with the Chargor to acquire the Russian Assets or initiate a second auction.

2. The Lender or the Specialised Organisation, upon prior approval of the Lender, shall be entitled (in such manner as the Lender may in its absolute discretion see fit, subject to applicable law):

     (a)  to determine the date, time and place of each public auction;

     (b) to establish the procedure for the holding of each public auction;

     (c) to make all arrangements for the holding of each public auction, including, without limitation, such arrangements as the Lender or the Specialised Organisation consider appropriate for advertising with a view to obtaining the best price reasonably achievable for the Russian Assets;

     (d) to approve the results of the public auction(s) and notify the Chargor and any other interested persons of the same;

     (e) to appoint a pledge manager to assist the Lender in exercising the powers contained in (a) to (d) above and delegate its powers to such pledge manager;

     (f) to engage professional advisers, including valuers, lawyers and accountants in connection with the auction(s) and the exercise of the Lender's rights; and

     (g) to incur and pay the costs and expenses of holding the auction(s) and of its advisers engaged pursuant to (e) and (f) above, together with notarisation, registration and other costs and expenses in relation to the transfer of the Russian Assets to the purchaser or the Lender.

3. For the purpose of compliance with Article 350(3) of the Civil Code of the Russian Federation, the Chargor and Lender shall promptly, following an appropriate Lender's request to the Chargor, agree on a starting price for the first and any subsequent public auction which shall be determined on the basis of prevailing market conditions. In the event the Chargor and the Lender fail to reach an agreement with respect to such starting price within a reasonable time, the Lender shall determine a starting price for the first and any subsequent public auction based on prevailing market conditions.

4. The Lender or the Specialised Organisation may sell the Russian Assets at either public auction for less than the price specified in paragraph 8 below. The Lender or the Specialised Organisation shall not be obliged to delay either auction in order to receive a better price.

5. The Lender or the Specialised Organisation shall be entitled in its own name as a representative for and on behalf of the Chargor to transfer the Russian Assets to any purchaser free and clear of all rights and interests of the Lender and the Chargor, and to give valid discharge to any purchaser for payment of the purchase price, and the minutes of the results of the public auction signed by the Lender or the Specialised Organisation shall suffice for such purposes. Such purchaser shall be entitled to register its title to the Russian Assets with all relevant authorities by evidencing to the authorities this deed together with the minutes of the results of the public auction signed by the Lender or the Specialised Organisation stating that such purchaser has become the owner of the Russian Assets. The Chargor shall ensure that the title of such purchaser to the Russian Assets is duly documented.

6. The Lender may in its sole discretion either (i) enter into an agreement with the Chargor to acquire the Russian Assets; or (ii) initiate a second auction if the Lender or the Specialised Organisation (each in its absolute discretion) consider the first public auction to have failed.

7. If the Lender or the Specialised Organisation (each in their absolute discretion) consider the second public auction to have failed, the Lender or the Specialised Organisation shall be entitled, by notice to the Chargor, to declare the public auction to have failed, and the Lender shall assume ownership of the Russian Assets and upon service of that notice shall have good title to the Russian Assets free and clear of all rights and interests of the Chargor without any additional agreements. The Lender shall be entitled to register its title to the Russian Assets with all relevant authorities by evidencing to the authorities this Deed together with the minutes of the results of the public auction signed by the Lender or the Specialised Organisation stating that the first and the second public auction have failed and that the Lender has assumed ownership of the Russian Assets. The Chargor shall use its reasonable endeavour to ensure that the title of the Lender to the Russian Assets is duly documented.

8. The Parties agree that, as of the date hereof, the estimated value of the Russian Assets is equal to the Russian Ruble equivalent of US$7,705,079.

                                 SCHEDULE 2 - BORROWER INTERESTS

                  ISSUING                                            PERCENTAGE
                  COMPANY        ISSUE DATE       NOMINAL VALUE       OWNERSHIP

                    OOO         10 November          10,000              100%
               Zauralneftegaz      2001
           (a Russian limited
            liability company)










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EXECUTED as a DEED by
ZAURALNEFTEGAZ LIMITED.                /s/ James Charles Pockney
acting by a Director and               ---------------------------------
a Director/Secretary                   Director

                                       /s/ David Zaikin
                                       ---------------------------------
                                       Director/Secretary

SIGNED for and behalf of
CASPIAN FINANCE LIMITED                /s/ James Mark Colin Gilchrist
                                       ---------------------------------

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